STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
STATEMENTS OF OPERATIONS
Revenues, net of discounts	$ 13,944	$ 34,069
Cost of goods sold	(12,762)	(21,696)
Gross profit	1,182	12,373
Operating expenses:
Legal and professional	204,672	125,917
Advertising and marketing	118,786	56,979
Contract labor	117,016	75,923
Selling, general and administrative	100,745	54,815
Total operating expenses	541,219	313,634
Loss before income tax	(540,037)	(301,261)
Net loss	$ (540,037)	$ (301,261)
Net loss per share - basic and diluted	$ (0.01)	$ (0.01)
Weighted average shares outstanding - basic and diluted	37,144,459	37,098,910